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-------------------------
MONEY MARKET
-------------------------


Scudder
Money Market Series

Premium Money
Market Shares
Fund #402

Prime Reserve Money
Market Shares
Fund #309











Semiannual Report
November 30, 1999



The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital, and the fund's investment policies.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


                       6   Letter from the Series' Chairperson

                       8   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      18   Financial Statements

                      22   Financial Highlights

                      26   Notes to Financial Statements

                      30   Officers and Directors

                      31   Investment Products and Services

                      33   Scudder Solutions

Scudder Premium Money Market Shares

--------------------------------------------------------------------------------
ticker symbol SPMXX                                             fund number 402
--------------------------------------------------------------------------------

Date of             o    Reflecting the rising interest rate environment, the
Inception:               total return of Scudder Premium Money Market Shares
7/7/97                   exceeded the total return of the average taxable money
                         market fund for the six- and 12-month periods ended
                         November 30, 1999, according to Lipper Analytical
                         Services, Inc.
Total Net
Assets as           o    As of the close of the six-month fiscal period, Scudder
of 11/30/99:             Premium Money Market Shares were providing a 5.68%
$1,080 million           7-day yield and a 5.84% 7-day compounded effective
                         yield.

Scudder Prime Reserve Money Market Shares

--------------------------------------------------------------------------------
ticker symbol SCRXX                                              fund number 309
--------------------------------------------------------------------------------

Date of            o    Reflecting the rising interest rate environment, the
Inception:              total return of Scudder Prime Reserve Money Market
10/15/98                Shares exceeded the total return of the average taxable
                        money market fund for the six- and 12-month periods
                        ended November 30, 1999, according to Lipper Analytical
                        Services, Inc.
Total Net
Assets as          o    As of the close of the six-month fiscal period, Scudder
of 11/30/99:            Prime Reserve Money Market Shares were providing a
$49.5 million           5.25% 7-day yield and a 5.39% 7-day compounded
                        effective yield.

Letter from the Series' Chairperson
--------------------------------------------------------------------------------

Dear Shareholders,



In 1999 we witnessed another year of strong performance for the equity markets as large-cap growth, especially technology stocks, recorded impressive returns. Against the current backdrop of high consumer confidence, robust economic growth, and low inflation, these generous returns have had the potential to make other asset classes seem less important to an investor's overall portfolio. However, we believe the role of a highly liquid and high quality holding has, in fact, taken on renewed importance after such a prolonged rise for selected equities. While we believe that the economy remains healthy overall, strong gains in certain sectors can have the effect of unintentionally increasing one's exposure to a particular asset class or industry sector. Given this potential, we encourage shareholders to carefully review their holdings to ensure appropriate allocations.

We believe that as a shareholder in one class of Scudder Money Market Series, "the series," you already hold a key element of a well-diversified portfolio. The series' conservative, high quality, and very liquid investments can provide relative stability, high current income, and a short-term parking place for a portion of your investment portfolio. With short-term interest rates rising and inflation still relatively low, investors are seeing some of the best real yields for money market funds in years. For a detailed discussion of management's investment strategy and portfolio positioning, I encourage you to read the Portfolio Management Discussion with Frank Rachwalski and Dean Meddaugh beginning on page 8.

For current information on the series and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent performance of the series, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

In closing, I would like to inform you that Daniel Pierce, President of the series, retired in June. At that time I assumed his role and responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel. I am pleased to join the series' team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Money Market Series.

Sincerely,

/s/Kathryn L. Quirk
Kathryn L. Quirk
Chairperson,
Scudder Money Market Series

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 1999

In the following interview, portfolio managers Frank Rachwalski and Dean Meddaugh discuss the market environment and their approach to managing the series.

Q: The Federal Open Market Committee (FOMC), the Federal Reserve Bank's implementer of economic policy, raised interest rates three times over the six-month fiscal period. How did this affect money market securities?

A: The Fed's rate hikes have resulted in significant increases in the yields for money market securities, and has contributed to a rise in the yield of each share class. Over the last six months the Fed effectively reversed its three rate cuts of 1998 with three quarter-point rate hikes (see "Changes in the Federal Funds Rate" below). The reversal primarily reflects the effectiveness of the original rate cuts, which were intended to stabilize the financial markets in the wake of the Asian financial market crisis in the third quarter of 1998.

With U.S. economic growth continually exceeding expectations throughout most of 1999 and the financial markets rebounding strongly, Fed policy appeared successful -- perhaps more successful than anticipated. Gross domestic product, a measure of U.S. economic growth, grew a strong 4.27% over the 12-month period that ended September 30, 1999. Such strong growth can spark inflation but, impressively, inflation has remained benign, increasing only 2.32% for the same 12-month period. However, there have been signs that inflationary pressures are building, including the low levels of unemployment, rising oil prices, and rising asset prices for real estate and selected stocks. As of November 30, interest rates have returned to -- and exceeded -- levels existing prior to the Asian crisis.

------------------------------------------------------------------------
Changes in the Federal Funds Rate
------------------------------------------------------------------------
Federal Funds                 Old rate         New rate          Change
------------------------------------------------------------------------
June 30                         4.75%            5.00%           +0.25%
August 24                       5.00%            5.25%           +0.25%
November 16                     5.25%            5.50%           +0.25%
------------------------------------------------------------------------

Q: How did you manage the portfolio in this environment?

A: Our primary focus has been on maintaining a sufficient level of liquidity while taking advantage of what the market is offering. As a result, we maintained a shorter average maturity for the portfolio than the average peer fund. For example, at the end of the period the series' portfolio's average maturity was 36 days versus 60 days for the average first tier money market fund. Compared to the portfolio's average maturity of 38 days at the beginning of the period, it remained little changed. By maintaining a shorter maturity in the rising rate environment, our existing holdings matured more quickly, which enabled us to invest in higher yielding securities sooner than if we had maintained a longer average portfolio maturity. A limitation of this strategy is that we gave up a small amount of current yield by maintaining a shorter maturity.

Q: How did each share class perform?

A: Reflecting the rising interest rate environment, yields rose for both share classes. Scudder Premium Money Market Shares' (Premium Shares) 7-day yield rose from 4.78% to 5.68% over the six months, which translate into compound effective yields of 4.90% and 5.84%, respectively. Scudder Prime Reserve Money Market Shares' (Prime Reserve Shares) 7-day yield rose from 4.75% to 5.25% over the six months, which translate into compound effective yields of 4.86% and 5.39%, respectively.

From a total return standpoint, both share classes exceeded the average return of taxable money market funds for both the six- and 12-month periods according to Lipper Analytical Services, Inc.^1 Premium Shares returned 2.62% for the six months and 5.13% for the 12 months; Prime Reserve Shares returned 2.53% for the six months

^1 Lipper is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

and 5.00% for the 12 months. These returns compare favorably to the average taxable money market fund returns of 2.26% for 357 funds and 4.43% for 337 funds for the same periods, respectively. Each share class has been able to provide above average performance primarily due to a lower expense structure and higher investment minimum ($25,000 for Premium Shares and $10,000 for Prime Reserve Shares).

Q: What is the quality of the short-term securities that you buy for the portfolio?

A: We only invest in first tier instruments in the portfolio. By that we mean issues that are rated in the top two rating categories according to major credit rating agencies, such as Fitch Investors Service, Moody's Investor Service, or Standard and Poor's. The top two ratings have the lowest risk of default and, while not insured by the FDIC or guaranteed, these securities are among the safest available outside of U.S. Treasury bills. Basically, our philosophy is that we are not paid to take credit risk. In the case of lower rated securities, we believe the risk of default is not worth the few additional tenths-of-a-percentage point yield advantage.

Q: You are able to allocate the portfolio's assets across a variety of money market instruments. How did you manage diversification?

A: The portfolio's allocation of investments remained essentially unchanged from six months ago. Typically, we maintain exposure to a broad selection of money market securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. The portfolio's emphasis remained in commercial paper at 55.0% of net assets because we believe that this sector provides some of the most attractive values and highest relative yields.

The next largest area of emphasis was floating-rate securities at 26.8% of net assets. "Floaters," as we call them, are highly correlated to short-term interest rates because their yields are indexed to current short-term rates, such as the prime rate -- the key lending rate charged by commercial banks to its best customers. In the rising interest rate environment, the yield on these securities adjusts upward sooner than traditional fixed-rate money market securities. Since selling lower yielding money market securities to buy higher yielding ones is impractical due to high transaction costs, floaters allow the portfolio to participate in the higher yielding environment quickly. In addition, floaters typically provide slightly higher yields than fixed-rate money market securities with maturities of greater than 30 days.

The series also held 1.7% of assets in repurchase agreements (repos). These very short-term loans (usually seven days or less) are collateralized by U.S. government notes and provide a private sector yield, or a yield that is comparable to non-government issued money market securities. These securities tend to trade more cheaply than comparable Treasury bills and often represent good value from our standpoint. Because these securities are collateralized by Treasuries and have relatively short maturities, repos tend to react quickly when interest rates change. Our holdings of repos benefited the portfolio as rates rose over the period.

--------------------------------------------------------------------------------
Scudder Premium Money Market Shares
--------------------------------------------------------------------------------
                                                       7-day            7-day
                                                      average         compounded
                                                       yield     effective yield
--------------------------------------------------------------------------------
May 31, 1999                                           4.78%            4.90%

November 30, 1999                                      5.68%            5.84%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Prime Reserve Money Market Shares
--------------------------------------------------------------------------------
                                                       7-day            7-day
                                                      average         compounded
                                                       yield     effective yield
--------------------------------------------------------------------------------
May 31, 1999                                           4.75%            4.86%

November 30, 1999                                      5.25%            5.39%
--------------------------------------------------------------------------------

Q: What is your outlook for interest rates?

A: While we did not expect the Fed to raise interest rates again in 1999 (the Fed left rates unchanged at its December 21 meeting), we are expecting the trend toward higher short-term rates to continue in early 2000. We think the Fed and many investors remain concerned about the strong growth of the U.S. economy. With an acceleration of growth in selected foreign countries and the Fed poised to snuff out the first hint of higher inflation, we think there is a greater likelihood of rate increases than not. From a credit quality standpoint, we have no concerns right now. Treasury bill yields are proportional to those of longer maturity securities and the market appears to be very liquid. Based on this outlook, we expect to maintain the portfolio's slightly defensive positioning while seeking to capitalize on attractive opportunities as they arise.

Glossary of Investment Terms
--------------------------------------------------------------------------------

     Commercial Paper Short-term debt obligations with maturities ranging from 1 to 270 days, and issued by banks, corporations and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted from the face value of the security, although some are interest-bearing and offer a high level of safety and liquidity.

  Federal Open Market The committee that sets interest rate and credit policies
     Committee (FOMC) for the Federal Reserve System. The committee decides whether to increase or decrease interest rates through open-market operations. The committee's actions are closely watched and interpreted by economists and stock and bond market analysts, who try to predict whether the Fed is seeking to tighten credit to reduce inflation or to loosen credit to stimulate the economy.

Federal Reserve Board The governing board of the Federal Reserve System, the United States' central bank. The Board establishes policies on such key matters as reserve requirements (the amount of cash banks must have on hand) and other bank regulations, sets the discount rate, tightens or loosens credit (raises or lowers rates), and regulates the purchase of securities on margin.

       Gross Domestic Gross domestic product is a commonly referenced measure of
        Product (GDP) the health of the U.S. economy and refers to the market value of the goods and services produced by labor and property in the United States. Economic growth that is overly strong can lead to accelerating inflation; weakening growth can lead to a recession.

            Inflation An overall increase in prices usually measured by the
                      Consumer Price Index (CPI) and the Producer Price Index
                      (PPI). CPI is calculated by the U.S. Bureau of Labor Statistics and measures the cost of a basket of goods and services over time. The PPI is calculated by the U.S. Department of Labor and measures the wholesale cost of goods over a specified period.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms) Additional glossary terms are available at our Internet Web site -- www.scudder.com.

Investment Portfolio                         as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                         Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

Money Market Series


------------------------------------------------------------------------------------
Repurchase Agreements 1.7%
------------------------------------------------------------------------------------

State Street Bank and Trust Company, 5.63%, to be
  repurchased on 12/1/1999 at $95,517,936                              -------------
  (cost $95,503,000)**                                   95,503,000     95,503,000
                                                                       -------------

------------------------------------------------------------------------------------
Commercial Paper 55.0%
------------------------------------------------------------------------------------

Alpine Securitization Corp., 6.05%, 1/21/2000 ........   15,756,000     15,620,958
Alpine Securitization Corp., 5.85%, 2/10/2000 ........   43,500,000     42,998,119
Alpine Securitization Corp., 5.85%, 2/25/2000 ........   25,000,000     24,650,625
Amsterdam Funding Corp., 5.35%, 12/6/1999 ............   50,000,000     49,962,847
Amsterdam Funding Corp., 5.84%, 1/14/2000 ............   35,000,000     34,750,178
Amsterdam Funding Corp., 5.99%, 1/20/2000 ............   31,239,000     30,979,109
Atlantis One Funding Corp., 6.00%, 1/25/2000 .........   25,000,000     24,770,833
Atlantis One Funding Corp., 5.74%, 2/24/2000 .........   50,000,000     49,322,361
Banco de Galicia y Buenos Aires, 5.4%, 12/21/1999 ....   35,000,000     34,895,000
Barton Capital Corp., 5.36%, 12/7/1999 ...............   50,000,000     49,955,333
Barton Capital Corp., 6.00%, 1/19/2000 ...............   13,500,000     13,389,750
Barton Capital Corp., 5.85%, 1/24/2000 ...............   40,911,000     40,552,006
Baxter International Inc., 5.75%, 1/31/2000 ..........   50,000,000     49,512,847
CSW Credit Corp., 6.00%, 1/13/2000 ...................   75,000,000     74,462,500
China Merchants, 5.42%, 12/8/1999 ....................   15,000,000     14,984,192
China Merchants, 6.03%, 2/25/2000 ....................   40,000,000     39,423,800
Coca-Cola Enterprises, 5.81%, 1/28/2000 ..............   40,000,000     39,625,578
Corporate Asset Funding Co., 5.98%, 1/26/2000 ........   50,000,000     49,534,889
Corporate Receivables Corp., 5.98%, 1/26/2000 ........   50,000,000     49,534,889
Corporate Receivables Corp., 6.05%, 1/26/2000 ........   50,000,000     49,529,444
Duke Capital Corp., 5.86%, 1/27/2000 .................   35,000,000     34,675,258
Enterprise Funding Corp., 6.05%, 1/28/2000 ...........   26,371,000     26,113,956
Eureka Securitization Inc., 6.00%, 1/25/2000 .........   50,000,000     49,541,667
Eureka Securitization Inc., 6.00%, 2/4/2000 ..........   50,000,000     49,458,333
Falcon Asset Securitization Corp., 5.35%, 12/15/1999 .  100,000,000     99,791,944
Falcon Asset Securitization Corp., 6.05, 1/13/2000 ...   75,000,000     74,458,021
Forrestal Funding, 5.80%, 1/21/2000 ..................   50,000,000     49,589,167
Forrestal Funding, 6.07%, 1/25/2000 ..................   29,000,000     28,731,065
Fortis Finance Inc., 5.95%, 2/24/2000 ................   45,605,000     44,964,313
Fountain Square, 6.11%, 1/31/2000 ....................   23,549,000     23,305,195
Four Winds Funding Corp., 5.34%, 12/6/1999 ...........   60,000,000     59,955,500

    The accompanying notes are an integral part of the financial statements.

                                       14

------------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Four Winds Funding Corp., 5.90%, 2/1/2000 ............   37,000,000     36,624,039
GMAC Mortgage Corporation of Pennsylvania, 5.465%,
  12/1/1999 ..........................................   64,000,000     64,000,000
GTE Corp., 6.00%, 2/29/2000 ..........................   14,000,000     13,790,000
Galaxy Funding Corp., 5.99%, 2/24/2000 ...............   75,000,000     73,939,271
Giro Funding Corp., 6.06%, 2/1/2000 ..................   20,000,000     19,791,267
International Securitization Corp., 5.37%, 12/3/1999 .   50,000,000     49,985,083
International Securitization Corp., 6.15%, 1/18/2000 .   36,617,000     36,316,741
International Securitization Corp., 6.13%, 1/31/2000 .   68,719,000     68,005,220
Intrepid Funding Master Trust, 5.75%, 1/27/2000 ......   50,000,000     49,544,792
Lexington Parker Capital Corp., 6.10%, 1/25/2000 .....   50,000,000     49,534,028
Lexington Parker Capital Corp., 6.01%, 1/26/2000 .....   20,000,000     19,813,022
Lexington Parker Capital Corp., 6.00%, 1/27/2000 .....   50,000,000     49,525,000
Mont Blanc Capital Corp., 5.85%, 1/21/2000 ...........   35,760,000     35,463,639
Mont Blanc Capital Corp., 6.00%, 1/24/2000 ...........   42,000,000     41,622,000
Monte Rosa Capital Corp., 5.86%, 1/21/2000 ...........   29,280,000     29,036,927
Morgan Stanley, 6.00%, 1/27/2000 .....................  100,000,000     99,050,000
Moriarty Ltd., 6.05%, 1/14/2000 ......................   50,000,000     49,630,278
Moriarty Ltd., 6.08%, 1/18/2000 ......................   25,000,000     24,797,333
Nordbanken North America, Inc., 5.85%, 2/1/2000 ......   10,000,000      9,899,250
Old Line Funding Corp., 6.00%, 1/31/2000 .............   12,000,000     11,878,000
Park Avenue Receivables, 5.35%, 12/6/1999 ............   63,371,000     63,323,912
Preferred Receivables Funding Corp., 6.03%,
  1/27/2000 ..........................................   90,000,000     89,137,875
Preferred Receivables Funding Corp., 6.05%,
  1/28/2000 ..........................................   50,000,000     49,514,250
Province of British Columbia, 5.05%, 12/6/1999 .......   11,800,000     11,791,724
Receivables Capital Corp., 5.82%, 1/14/2000 ..........   50,000,000     49,644,333
Receivables Capital Corp., 6.00%, 1/25/2000 ..........   30,000,000     29,725,000
Royal Bank of Scotland, 5.99%, 1/20/2000 .............   50,000,000     49,584,028
Scaldis Capital LLC, 5.95%, 3/24/2000 ................   15,603,000     15,309,013
Sheffield Receivables Corp., 6.10%, 1/20/2000 ........   50,000,000     49,576,389
Sheffield Receivables Corp., 6.05%, 1/21/2000 ........   50,000,000     49,571,458
Spintab AB, 6.00%, 1/21/2000 .........................   75,000,000     74,362,500
Superior Funding Corp., 6.00%, 2/29/2000 .............   91,330,000     89,960,050
Sweetwater Capital Corp., 5.36%, 12/8/1999 ...........  100,000,000     99,895,778
Sweetwater Capital Corp., 6.10%, 1/25/2000 ...........   16,614,000     16,459,167
Sweetwater Capital Corp., 6.09%, 1/31/2000 ...........   40,564,000     40,145,413
Thunder Bay Funding, Inc., 5.37%, 12/1/1999 ..........   50,000,000     50,000,000
UBS Finance Corp., 4.93%, 12/15/1999 .................   50,000,000     49,904,139
Variable Funding Corp., 5.82%, 1/19/2000 .............   50,000,000     49,603,917
WCP Funding Inc., 6.00%, 2/25/2000 ...................   50,000,000     49,283,333

    The accompanying notes are an integral part of the financial statements.

                                       15

------------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Windmill Funding Corp., 6.05%, 1/13/2000 .............   25,000,000    24,819,340

------------------------------------------------------------------------------------
Total Commercial Paper (Cost $3,152,897,186)                        3,152,897,186
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Certificates Of Deposit 23.7%
------------------------------------------------------------------------------------

Allfirst Bank, 5.592%, 12/6/1999* ....................   50,000,000     49,988,628
AmSouth Bank, 6.144%, 12/12/1999* ....................   40,000,000     40,000,000
Bank of America, 5.749%, 1/21/2000* ..................   50,000,000     50,000,000
Bayerische Landesbank, 5.289%, 12/10/1999* ...........   40,000,000     39,990,005
Canadian Imperial Bank, 6.005%, 1/7/2000* ............   10,000,000      9,997,363
Capital One Bank, 5.75%, 12/1/1999* ..................   29,900,000     29,900,000
Capital One Bank, 5.75%, 12/1/1999* ..................   23,806,000     23,806,000
Capital One Bank, 5.75%, 12/1/1999* ..................   26,224,000     26,224,000
Den Danske Bank, 5.529%, 12/23/1999* .................   30,000,000     29,993,376
Denmark Danske Bank, 5.379%, 12/17/1999* .............   20,000,000     19,996,645
Deutsche Bank AG, 5.63%, 1/26/2000* ..................   40,000,000     39,988,535
Dresdner Bank, 5.438%, 12/1/1999 .....................  198,000,000    198,000,000
Dresdner Bank, 5.559%, 12/23/1999* ...................   50,000,000     49,987,435
Fifth Third Bank, 5.625%, 12/1/1999 ..................  270,000,000    270,000,000
First Union National Bank, 5.379%, 12/8/1999* ........   20,000,000     20,000,000
First Union National Bank, 5.614%, 12/27/1999* .......   15,000,000     15,000,000
Huntington Bank, 5.438%, 12/1/1999 ...................   99,000,000     99,000,000
Key Bank, N.A., 5.395%, 12/8/1999* ...................   35,000,000     34,980,320
National City Bank of Cleveland, 5.438%, 12/1/1999 ...  270,000,000    270,000,000
Old Kent Bank, 5.69%, 12/16/1999* ....................   10,000,000      9,997,868
PNC Bank Corp., 5.574%, 12/27/1999* ..................   35,000,000     35,001,633

------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $1,361,851,808)                  1,361,851,808
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Short-Term and Medium-Term Notes 19.6%
------------------------------------------------------------------------------------

American Express Centurion Bank, 5.417%, 12/15/1999* .   15,000,000     15,000,000
American Express Centurion Bank, 5.462%, 12/20/1999* .   15,000,000     15,000,000
American Express Centurion Bank, 5.562%, 12/22/1999* .   22,000,000     22,000,000
American Honda Finance Corp., 5.622%, 12/22/1999* ....   15,500,000     15,499,320
AmSouth Bank, 5.347%, 12/15/1999* ....................   20,000,000     19,997,705
Bank of Montreal, 5.80%, 12/9/1999* ..................   50,000,000     49,981,147
BankOne Corp., 6.115%, 1/5/2000* .....................   25,000,000     24,989,679
BankOne Corp., 6.239%, 2/4/2000* .....................   20,000,000     19,998,796

    The accompanying notes are an integral part of the financial statements.

                                       16

------------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Caterpillar Financial Services, 6.064%, 2/11/2000* ...   15,000,000     15,001,522
CIT Group Holdings Corp., 5.632%, 2/16/2000* .........   40,000,000     39,988,131
Comerica Bank, 5.32%, 12/13/1999* ....................   25,000,000     24,993,431
Comerica Bank, 5.65%, 12/15/1999* ....................   40,000,000     39,994,544
Credit Suisse First Boston Corp., 5.72%, 12/9/1999* ..   50,000,000     50,000,000
Fleet National Bank, 5.66%, 12/15/1999* ..............   50,000,000     49,994,399
Goldman Sachs Group, 6.21%, 2/3/2000 .................   65,000,000     65,000,000
IBM Corp., 5.07%, 3/22/2000 ..........................   50,000,000     49,992,286
John Deere Capital Corp., 5.65%, 12/15/1999* .........   41,000,000     40,994,150
Key Bank., N.A., 6.084%, 2/21/2000* ..................   22,000,000     22,001,321
MMR Funding I, 5.75%, 12/1/1999* .....................    5,500,000      5,500,000
National City Bank of Kentucky, 6.21%, 1/7/2000* .....   50,000,000     50,031,488
National Rural Utilities Cooperative Finance Corp.,
  5.425%, 12/8/1999* .................................   50,000,000     49,992,295
Norwest Financial Inc., 5.425%, 12/7/1999* ...........   50,000,000     49,977,343
PNC Bank Corp., 5.315%, 12/7/1999* ...................   25,000,000     24,993,674
Sigma Finance Inc., 5.732%, 12/30/1999* ..............   65,000,000     65,000,000
Skandinaviska Enskilda, 5.611%, 12/29/1999* ..........   25,000,000     24,992,688
Skandinaviska Enskilda, 6.082%, 12/24/1999* ..........   50,000,000     49,990,448
SMM Trust Series 1999-A, 6.298%, 1/13/2000* ..........   50,000,000     50,000,000
Southern California Edison, 5.694%, 12/27/1999* ......   20,000,000     20,000,000
Student Loan Marketing Association, 6.00%, 2/1/2000* .   30,000,000     29,990,633
Transamerica Finance Corp., 6.173%, 12/1/1999* .......   50,000,000     50,000,000
Xerox Credit Corp., 6.044%, 2/8/2000* ................   75,000,000     74,971,860

------------------------------------------------------------------------------------
Total Short-Term and Medium-Term Notes (Cost $1,125,866,860)         1,125,866,860
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $5,736,118,854) (a)       5,736,118,854
------------------------------------------------------------------------------------

(a)  Cost for federal income tax purposes is $5,736,118,854.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of November 30, 1999.

** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. The accompanying notes are an integral part of the financial statements.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------
Investments in securities, at value (cost $5,736,118,854) ......     $5,736,118,854
Cash ...........................................................          1,684,356
Receivable for Fund shares sold ................................            164,976
Interest receivable ............................................          9,205,585
Other assets ...................................................            348,449
                                                                     ---------------
Total assets ...................................................      5,747,522,220

Liabilities
------------------------------------------------------------------------------------
Dividends payable ..............................................         22,688,829
Accrued management fee .........................................            878,146
Other accrued expenses and payables ............................            300,009
                                                                     ---------------
Total liabilities ..............................................         23,866,984
------------------------------------------------------------------------------------
Net assets, at value                                                 $5,723,655,236
------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------
Managed Shares:

Net assets applicable to shares outstanding ....................     $  388,325,124
Shares outstanding of capital stock, $.001 par value,
  800,000,000, 500,000,000, and 1,500,000,000 shares
  authorized, respectively .....................................        388,325,124

Net Asset Value, offering and redemption price per share (net        ---------------
  assets / shares outstanding) .................................     $         1.00
                                                                     ---------------

Institutional Shares:

Net assets applicable to shares outstanding ....................     $4,205,847,586
Shares outstanding of capital stock, $.001 par value,
  3,615,000,000, 500,000,000, and 1,500,000,000 shares
  authorized, respectively .....................................      4,205,847,586

Net Asset Value, offering and redemption price per share             ---------------
  (net assets / shares outstanding) ............................     $         1.00
                                                                     ---------------

Premium Money Market Shares:

Net assets applicable to shares outstanding ....................     $1,079,963,105
Shares outstanding of capital stock, $.001 par value,
  2,180,000,000 shares authorized ..............................      1,079,963,105

Net Asset Value, offering and redemption price per share (net        ---------------
  assets / shares outstanding) .................................     $         1.00
                                                                     ---------------

Prime Reserve Money Market Shares:

Net assets applicable to shares outstanding ....................     $   49,519,421
Shares outstanding of capital stock, $.001 par value,
  1,180,000,000 shares authorized ..............................         49,519,421

Net Asset Value, offering and redemption price per share (net        ---------------
  assets / shares outstanding) .................................     $         1.00
                                                                     ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------
Interest .......................................................     $  110,461,974
                                                                     ---------------
Expenses:
Management fee .................................................          5,047,311
Services to shareholders .......................................            502,320
Custodian and accounting fees ..................................            288,416
Auditing .......................................................             15,439
Legal ..........................................................             33,863
Directors' fees and expenses ...................................              8,001
Reports to shareholders ........................................             77,548
Registration fees ..............................................            177,793
Other ..........................................................            108,454
                                                                     ---------------
Total expenses, before expense reductions ......................          6,259,145
Expense reductions .............................................        (2,900,715)
                                                                     ---------------
Total expenses, after expense reductions .......................          3,358,430
------------------------------------------------------------------------------------
Net investment income                                                   107,103,544
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $  107,103,544
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Money Market Series
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------
Operations:

Net investment income .........................................................

Distributions to shareholders from: ...........................................

Net investment income (Managed Shares) ........................................

Net investment income (Institutional Shares) ..................................

Net investment income (Premium Money Market Shares) ...........................

Net investment income (Prime Reserve Money Market Shares) .....................

Fund share transactions:

Managed Shares:

Proceeds from shares sold .....................................................

Reinvestment of distributions .................................................

Cost of shares redeemed .......................................................

Net increase (decrease) in net assets from Fund share transactions ............

Institutional Shares

Proceeds from shares sold .....................................................

Reinvestment of distributions .................................................

Cost of shares redeemed .......................................................

Net increase (decrease) in net assets from Fund share transactions ............

Premium Money Market Shares

Proceeds from shares sold .....................................................

Reinvestment of distributions .................................................

Cost of shares redeemed .......................................................

Net increase (decrease) in net assets from Fund share transactions ............

Prime Reserve Money Market Shares

Proceeds from shares sold .....................................................

Reinvestment of distributions .................................................

Cost of shares redeemed .......................................................

Net increase (decrease) in net assets from Fund share transactions ............

Increase (decrease) in net assets .............................................

Net assets at beginning of period .............................................

Net assets at end of period ...................................................

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Six Months
 Ended November     Five Months      Year Ended
    30, 1999       Ended May 31,    December 31,
  (Unaudited)          1999             1998
--------------------------------------------------

$  107,103,544    $   59,023,051   $   88,278,881
----------------- ---------------- ---------------

   (9,980,703)       (7,380,665)     (18,908,573)
----------------- ---------------- ---------------
  (70,041,806)      (33,615,524)     (38,347,244)
----------------- ---------------- ---------------
  (25,981,816)      (17,567,663)     (30,962,225)
----------------- ---------------- ---------------
   (1,099,219)         (459,199)         (60,839)
----------------- ---------------- ---------------

   527,962,270       673,318,688    1,521,267,560
     2,138,664         1,551,477        5,506,361
 (536,988,550)     (607,192,461)   (1,568,154,523)
----------------- ---------------- ---------------
   (6,887,616)        67,677,704     (41,380,602)
----------------- ---------------- ---------------

33,775,631,487    11,712,781,921    5,884,096,724
    17,038,827        11,965,433       14,372,769
(31,392,611,715)  (10,985,348,196) (5,169,903,810)
----------------- ---------------- ---------------
 2,400,058,599       739,399,158      728,565,683
----------------- ---------------- ---------------

 1,238,835,258     1,070,305,354    2,381,877,957
    22,357,959        15,125,932       24,053,642
(1,117,314,163)    (956,923,660)   (1,933,144,105)
----------------- ---------------- ---------------
   143,879,054       128,507,626      472,787,494
----------------- ---------------- ---------------

    52,526,677        41,129,865       15,004,074
       949,488           341,450           17,985
  (37,771,971)      (19,992,513)      (2,685,634)
----------------- ---------------- ---------------
    15,704,194        21,478,802       12,336,425
----------------- ---------------- ---------------
 2,552,754,231       957,063,290    1,172,309,000
 3,170,901,005     2,213,837,715    1,041,528,715
----------------- ---------------- ---------------
$5,723,655,236    $3,170,901,005   $2,213,837,715
----------------- ---------------- ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Money Market Series

The following table includes selected data for a share of the Managed Shares class outstanding throughout each period and other performance information derived from the financial statements.

Managed Shares (a)

------------------------------------------------------------------------------------
                            1999(b) 1999(c) 1998(d) 1997(d) 1996(d) 1995(d) 1994(d)
------------------------------------------------------------------------------------
Net asset value, beginning
of period                   $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                            --------------------------------------------------------
------------------------------------------------------------------------------------
  Net investment income       .026    .020    .052    .051    .049    .054    .038
------------------------------------------------------------------------------------
  Distributions from net
  investment income          (.026)  (.020)  (.052)  (.051)  (.049)  (.054)  (.038)
------------------------------------------------------------------------------------
Net asset value, end
  of period                 $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                            --------------------------------------------------------
------------------------------------------------------------------------------------
Total return (%) (e)         2.61**  1.99**  5.33    5.21    4.97    5.57    3.86
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
  ($ millions)                388     395     328     369     431     372     367
------------------------------------------------------------------------------------
Ratio of expenses before
  expense reductions (%)      .37*    .37*    .48     .59     .62     .68     .68
------------------------------------------------------------------------------------
Ratio of expenses after
  expense reductions (%)      .23*    .23*    .38     .49     .55     .55     .55
------------------------------------------------------------------------------------
Ratio of net investment
  income (%)                 5.21*   4.78*   5.20    5.00    4.86    5.45    3.84
------------------------------------------------------------------------------------

(a) Effective July 7, 1997, Scudder Money Market Series (formerly known as the Managed Cash Fund) was divided into four classes, of which Managed Shares is one. Shares of the Fund outstanding on such date were redesignated as the Managed Shares of the Fund. The data set forth above for the periods prior to July 17, 1997, reflects the investment performance of the Fund prior to such redesignation.

(b)  For the six months ended November 30, 1999 (Unaudited).

(c) For the five months ended May 31, 1999. On November 13, 1998, the Board of Directors of the Corporation changed the fiscal year end of the Fund from December 31 to May 31.

(d)  For the year ended December 31.

(e)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

The following  table  includes  selected  data for a share of the  Institutional
Shares  class   outstanding   throughout  each  period  and  other   performance
information derived from the financial statements.

Institutional Shares

------------------------------------------------------------------------------------
                                                 1999(a)  1999(b)  1998(c) 1997(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period             $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
  Net investment income                            .026     .020     .054    .022
------------------------------------------------------------------------------------
  Distributions from net investment income        (.026)   (.020)   (.054)  (.022)
------------------------------------------------------------------------------------
Net asset value, end of period                   $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
Total return (%) (e)                              2.65**   2.03**   5.52    2.25**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           4,206    1,806    1,066     338
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    .28*     .28*     .29     .31*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     .14*     .14*     .18     .26*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                5.30*    4.87*    5.34    5.39*
------------------------------------------------------------------------------------

(a)  For the six months ended November 30, 1999 (Unaudited).

(b) For the five months ended May 31, 1999. On November 13, 1998, the Board of Directors of the Corporation changed the fiscal year end of the Fund from December 31 to May 31.

(c)  For the year ended December 31, 1998.

(d) For the period August 4, 1997 (commencement of sale of Institutional Shares) to December 31, 1997.

(e)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

The following table includes selected data for a share of the Premium Money Market Shares class outstanding throughout each period and other performance information derived from the financial statements.

Premium Money Market Shares

------------------------------------------------------------------------------------
                                                 1999(a)  1999(b)  1998(c) 1997(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period             $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
  Net investment income                            .026     .020     .053    .026
------------------------------------------------------------------------------------
  Distributions from net investment income        (.026)   (.020)   (.053)  (.026)
------------------------------------------------------------------------------------
Net asset value, end of period                   $1.000   $1.000   $1.000  $1.000
                                                 -----------------------------------
------------------------------------------------------------------------------------
Total return (%) (e)                              2.62**   2.00**   5.46    2.62**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           1,080      936      808     335
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    .33*     .34*     .35     .43*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     .19*     .20*     .24     .38*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                5.25*    4.81*    5.31    5.50*
------------------------------------------------------------------------------------

(a)  For the six months ended November 30, 1999 (Unaudited).

(b) For the five months ended May 31, 1999. On November 13, 1998, the Board of Directors of the Corporation changed the fiscal year end of the Fund from December 31 to May 31.

(c)  For the year ended December 31, 1998.

(d) For the period August 4, 1997 (commencement of sale of Premium Money Market Shares) to December 31, 1997.

(e)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

The  following  table  includes  selected  data for a share of the Prime Reserve
Money  Market  Shares  class  outstanding   throughout  each  period  and  other
performance information derived from the financial statements.

Prime Reserve Money Market Shares

------------------------------------------------------------------------------------
                                                          1999(a)  1999(b) 1998(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period                      $1.000   $1.000  $1.000
                                                          --------------------------
------------------------------------------------------------------------------------
  Net investment income                                     .025     .020    .011
------------------------------------------------------------------------------------
  Distributions from net investment income                 (.025)   (.020)  (.011)
------------------------------------------------------------------------------------
Net asset value, end of period                            $1.000   $1.000  $1.000
                                                          --------------------------
------------------------------------------------------------------------------------
Total return (%) (d)                                       2.53**   1.98**  1.06**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       50       34      12
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             .53*     .40*    .45*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              .39*     .26*    .31*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                         5.05*    4.73*   4.95*
------------------------------------------------------------------------------------

(a)  For the six months ended November 30, 1999 (Unaudited).

(b) For the five months ended May 31, 1999. On November 13, 1998, the Board of Directors of the Corporation changed the fiscal year end of the Fund from December 31 to May 31.

(c) For the period October 15, 1998 (commencement of sale of Prime Reserve Money Market Shares) to December 31, 1998.

(d)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

A. Significant Accounting Policies

Scudder Money Market Series (the "Cash Fund" or the "Fund"), Scudder Tax Free Money Market Series ("Tax Free Fund") and Scudder Government Money Market Series ("Government Fund") (collectively, the "Funds") are the three diversified investment portfolios comprising Scudder Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each of the Funds offers classes of shares as follows: Scudder Money Market Series offers Premium Money Market Shares, Prime Reserve Money Market Shares, Managed Shares and Institutional Shares; Scudder Tax Free Money Market Series offers Managed Shares and Institutional Shares; and Scudder Government Money Market Series offers Managed Shares and Institutional Shares.

The Board of Directors of Scudder Fund, Inc. has approved the ceasing of operations of the Institutional Shares and Managed Shares of Scudder Tax Free Money Market Series and Scudder Government Money Market Series effective on or about January 24, 2000.

On November 13, 1998 the Board of Directors changed the fiscal year end of the Fund from December 31 to May 31.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Corporation's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $1,200 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2007, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Under the Management Agreements (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of each Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by each Fund. The Adviser receives an investment management fee at an annual rate of 0.25% of average daily net assets for the Fund. Also, the Adviser has agreed to waive a portion of its investment management fee for the Fund. The fee was waived to the extent necessary so that the total annualized investment management fee of the Fund does not exceed 0.11% of average daily net assets.

For the six months ended November 30, 1999, the Adviser did not impose fees of $2,826,494 and did impose fees of $2,220,817.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. Each class of each Fund has entered into a Transfer Agency and Service Agreement with SSC. SSC receives account fees that vary according to the account size and type of account of the shareholders of the respective classes. For the six months ended November 30, 1999 the following amounts were charged to the Fund:

Managed Shares .......................................        $       50,480

Institutional Shares .................................                16,902

Premium Shares .......................................               228,162

Prime Reserve Shares .................................                64,655
                                                              --------------
                                                              $      360,199
                                                              --------------
Amount unpaid at November 30, 1999 ...................        $      109,341

The Fund has arrangements with certain banks, institutions and other persons under which they receive compensation from the Fund and the Adviser for performing shareholder servicing functions for their customers who own shares in the Fund. In connection with these arrangements for the six months ended November 30, 1999, the Fund's receivable for the Adviser's portion of shareholder servicing fees paid to certain banks and institutions aggregated $91,350.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SFAC aggregated $196,958, of which $163,262 remains unpaid at November 30, 1999.

The Corporation pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 1999, Directors' fees and expenses aggregated $8,001.

The Corporation has a compensation arrangement under which payment of directors' fees may be deferred. Interest is accrued (based on the rate of return earned on the 90 day Treasury Bill as determined at the beginning of each calendar quarter) on the deferred balances and is included in "Directors' fees and expenses." The accumulated balance of deferred directors' fees and interest thereon relating to the Fund constituting the Corporation aggregated $95,376 as of November 30, 1999, an applicable portion of which is included in accrued expenses of the Fund.

Other. Printing and postage expenses related to preparing and distributing material such as shareholder reports, prospectuses and proxy materials to current shareholders are charged to each class based on the number of shareholder accounts. For the six months ended November 30, 1999, the following amounts were expensed by the Fund:

Managed Shares .......................................        $       19,571

Institutional Shares .................................                35,015

Premium Shares .......................................                15,504

Prime Reserve Shares .................................                 7,458
                                                              --------------
                                                              $       77,548
                                                              --------------
Amount unpaid at November 30, 1999 ...................        $       27,406

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 1999, the custodian and transfer agent fees were reduced as follows:

Custodian ............................................        $       29,738

Transfer Agent .......................................                44,483
                                                              --------------
                                                              $       74,221
                                                              --------------

D. Line of Credit

The Corporation and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Directors
--------------------------------------------------------------------------------

Kathryn L. Quirk*
 o     Chairperson, President and
       Assistant Secretary

Dr. Rosita P. Chang
 o     Director; Professor of Finance,
       University of Rhode Island

Edgar R. Fiedler
 o     Director; Senior Fellow and
       Economic Counsellor, The
       Conference Board, Inc.

Peter B. Freeman
 o     Director; Corporate Director and
       Trustee

Dr. J. D. Hammond
 o     Director; Dean, Smeal College of
       Business Administration

Richard M. Hunt
 o     Director; University Marshal and
       Senior Lecturer, Harvard University

Ann M. McCreary*
 o     Vice President

Frank J. Rachwalski, Jr.*
 o     Vice President

John Millette*
 o     Vice President and Secretary

John R. Hebble*
 o     Treasurer

Caroline Pearson*
 o     Assistant Secretary


*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




[LOGO] SCUDDER
       INVESTMENTS (SM)

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group